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                                                                    Exhibit 10.3


       FOURTH AMENDMENT TO SECURITY AGREEMENT AND NOTE PURCHASE AGREEMENT

       FOURTH AMENDMENT (this "Amendment"), dated as of September 26, 2001, to:
                               ---------
(i) the Security Agreement, dated as of September 30, 1999 (as amended or modified the "Security Agreement") by and among AMERICREDIT BOA TRUST, a Delaware business trust, as debtor (in such capacity, the "Debtor"), AMERICREDIT
                                                           ------
FINANCIAL SERVICES, INC., a Delaware corporation ("AmeriCredit"), individually
                                                   -----------
and in its capacity as collection agent (in such capacity, the "Collection
                                                                ----------
Agent"), AMERICREDIT FUNDING CORP. II, a Delaware corporation ("AFC II"),
-----                                                           ------
individually, KITTY HAWK FUNDING CORPORATION, a Delaware corporation (the "Company") and BANK OF AMERICA, N.A., a national banking association ("Bank of
 -------                                                               -------
America"), individually and as collateral agent for the Secured Parties (in such
-------
capacity, the "Collateral Agent") and (ii) the Note Purchase Agreement, dated as
               ----------------
of September 30, 1999 (as amended or modified, the "Note Purchase Agreement) dated as of September 30, 1999, among the Company, the Debtor and Bank of America, as agent for the Company and the Bank Investors (in such capacity, together with its successors, the "Agent"), as administrative agent for the
                                   -----
Company (the "Administrative Agent") and as a Bank Investor (in such capacity, a "Bank Investor").
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                             PRELIMINARY STATEMENTS

       WHEREAS, by Amendments to the Security Agreement and Note Purchase Agreement dated as of May1, 2000, September 27, 2000, January 30, 2001 and May 15, 2001, certain amendments were made to the Security Agreement and Note Purchase Agreement and:

       WHEREAS, the parties hereto are party to the Security Agreement and the Note Purchase Agreement and the Debtor, AFC II and the Collection Agent have requested that the Company, the Bank Investor, the Collateral Agent and the Agent agree to make certain changes and amendments to the Security Agreement and Note Purchase Agreement; and

       WHEREAS, subject to the terms and conditions set forth herein, the Company, the Bank Investor, the Collateral Agent and the Agent are willing to make such changes and amendments to the Security Agreement and Note Purchase Agreement.

       NOW, THEREFORE, the parties hereby agree as follows:

       1. Defined Terms. Except as otherwise set forth herein, capitalized terms
          -------------
used but not defined herein shall have the respective meanings assigned to such terms in the Security Agreement.

       2. Amendment to the Security Agreement and Note Purchase Agreement.
          ---------------------------------------------------------------

       (a) Section 1.1 of the Security Agreement is hereby amended by amending and restating the definition of "Commitment Termination Date" in its entirety as
                                 ---------------------------
follows:
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              "Commitment Termination Date" shall mean September 25, 2002, or
               ---------------------------
              such later date to which the Commitment Termination Date may be extended by the Debtor, the Agent and the Bank Investors not later than 30 days prior to the then current Commitment Termination Date."


       3. Representations and Warranties. To induce the Company, the Bank
          ------------------------------
Investor, the Collateral Agent and the Agent to enter into this Amendment, each of the Debtor, AFC II, AFC and the Collection Agent hereby represents and warrants (each as to itself) as of the Closing Date (as hereinafter defined) that:

       (a) It has the power, authority and legal right to make and deliver this Amendment and to perform its obligations under the Security Agreement and the Note Purchase Agreement, as amended by this Amendment, as applicable, without any notice, consent, approval or authorization not already obtained, and it has taken all necessary action to authorize the same.

       (b) The making and delivery of this Amendment and the performance of the Security Agreement and the Note Purchase Agreement, as amended by this Amendment, do not violate any provision of law or any regulation, or its charter or by-laws, or result in the breach of or constitute a default under or require any consent under any indenture or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected. Each of the Security Agreement and the Note Purchase Agreement, as amended by this Amendment, as applicable, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally.

       (c) The representations and warranties made by it contained in each Transaction Document are true and correct in all material respects on and as of the date of this Amendment and after giving effect hereto, except for those representations and warranties that address matters only as of a particular prior date.

       (d) No Termination Event or Potential Termination Event has occurred and is continuing under the Security Agreement on and as of the date of this Amendment and after giving effect to hereto.

       4. Conditions Precedent. This Amendment shall become effective, as of the
          --------------------
date hereof, on the date (the "Closing Date") on which the following conditions
                               ------------
precedent shall have been fulfilled, which Closing Date shall be confirmed in writing by the Agent upon request:

       (a) This Amendment. The Agent shall have received counterparts of this
           --------------
Amendment, duly executed and delivered by each of the parties hereto.

       (b) Additional Documents. The Agent shall have received all additional
           --------------------
approvals, legal opinions, documents, instruments and items of information as the
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Agent may reasonably request and all of the foregoing shall be in form and substance reasonably satisfactory to the Agent.

       (c) Legal Matters. All instruments and legal and corporate proceedings in
           -------------
connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Agent and its counsel.

       5. Reference to and Effect on the Transaction Documents. (a) On and after
          ----------------------------------------------------
the Closing Date: (i) each reference in the Security Agreement to "this Agreement," "hereunder," "hereof" or words of like import, and each reference in the Note, Note Purchase Agreement or any other Transaction Document to "the Security Agreement," "thereunder," "thereof" or words of like import referring to the Security Agreement, shall mean and be a reference to the Security Agreement as amended hereby and (ii) each reference in the Note Purchase Agreement to "this Agreement," "hereunder," "hereof" or words of like import, and each reference in the Note, the Security Agreement or any other Transaction Document to "the Note Purchase Agreement," "thereunder," "thereof" or words of like import referring to the Note Purchase Agreement, shall mean and be a reference to the Note Purchase Agreement as amended hereby.

       6. Except as specifically amended hereby, each Transaction Document shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

       (a) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Company, any Bank Investor, the Collateral Agent or the Agent under any Transaction Document, nor constitute a waiver of any provision of any Transaction Document.

       7. Counterparts. This Amendment may be signed in any number of
          ------------
counterparts, each of which shall be an original and all of which taken together shall constitute a single instrument with the same effect as if the signatures thereto and hereto were upon the same instrument.

       8. Governing Law. This Amendment shall be governed by and construed in
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accordance with the laws of the State of New York without regard to the conflict of law principles thereof.

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       IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                             KITTY HAWK FUNDING CORPORATION,
                                              as Company

                                             By:
                                                --------------------------------
                                               Name:
                                               Title:

                                             AMERICREDIT BOA TRUST, as Debtor

                                              By: Bankers Trust (Delaware), not
                                              in its individual capacity but
                                              solely as Trustee

                                                   By:
                                                      -------------------------
                                                     Name:
                                                     Title:

                                             AMERICREDIT FINANCIAL SERVICES,
                                              INC., individually and as
                                              Collection Agent

                                             By:
                                                --------------------------------
                                               Name:
                                               Title:

                                             AMERICREDIT FUNDING CORP. II,
                                              individually

                                             By:
                                                --------------------------------
                                               Name:
                                               Title:

                                             BANK OF AMERICA, N.A.,
                                              as Collateral Agent, Agent,
                                              Administrative Agent
                                              and Bank Investor

                                             By:
                                                --------------------------------
                                               Name: